UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 23, 2018

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda
(State of Incorporation)

001-35784
(Commission File Number)

98-0691007
(I.R.S. Employer Identification Number)

7665 Corporate Center Drive Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

(305) 436-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

              On April 23, 2018, the Board of Directors (the “Board”) of Norwegian Cruise Line Holdings Ltd. (“NCLH”) appointed Ms. Pamela Thomas-Graham as a member of the Board. The Board has determined that Ms. Thomas-Graham qualifies as an independent director pursuant to the rules and regulations of the United States Securities and Exchange Commission and the New York Stock Exchange. In connection with Ms. Thomas-Graham’s appointment, the Board increased the size of the Board from nine members to ten.

                The Board also appointed Ms. Thomas-Graham to the Audit Committee of the Board.  Following such appointment, the members of the Audit Committee are Mr. Chad Leat, Chairperson, Mr. Walter Revell, Mr. John Chidsey and Ms. Thomas-Graham.

                Pursuant to NCLH’s Directors’ Compensation Policy, Ms. Thomas-Graham will receive the following compensation: (i) an annual cash retainer of  $100,000, payable in four equal quarterly installments, (ii) $10,000 for each Board or committee meeting located outside of her country of residence and attended in-person, (iii) an annual Audit Committee cash retainer of $15,000, payable in four equal quarterly installments and (iv) an annual restricted share unit (“RSU”) award on the first business day of each calendar year valued at $140,000 on the date of the award, which will vest in one installment on the first business day of the next calendar year (a pro-rated RSU award for 2018 will be awarded).  Beginning in 2019, Ms. Thomas-Graham will have the option to elect to receive all or a portion of her $100,000 annual cash retainer in the form of RSUs in lieu of cash.

Item 7.01. Regulation FD Disclosure.

                On April 24, 2018, NCLH issued a press release regarding the appointment. A copy of the press release is furnished as Exhibit 99.1 to this report.

                Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/ Daniel S. Farkas
Daniel S. Farkas Senior Vice President, General Counsel and Assistant Secretary